UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2020

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On March 19, 2020, the Company entered into distribution agreements with Co-Diagnostics Inc. pursuant to which Co-Diagnostics granted the Company the distribution rights to its qPCR infectious disease kits, Logix Smart COVID-19 PCR diagnostic test and Co-Dx Box™ instrument for Romania and Moldova. The agreement for Moldova is exclusive and the agreement for Romania is non-exclusive. The products covered by these agreements are in vitro diagnostic tests, and Co-Diagnostics has reported in its SEC filings that it has received ISO 13485 certification relating to the design and manufacture of its medical device products, and that the ISO certification indicates that it meets the standards required to self-certify certain of its products and affix a CE marking for sales of its products in countries accepting the CE marking with only minimal further governmental approvals in each country, and its Zika and tuberculosis tests were CE-marked in 2018, its first multiplex test (Zika, Dengue, and Chikungunya) was CE-marked in 2019, and it received a CE mark for its Logix Smart Covid-19 test for corona virus in February 2020.

The distribution agreements have a term of one year, but can be terminated by either party on 30 days’ notice. The agreements provide that it is the Company’s responsibility to obtain all necessary licenses and permits for the marketing of the product in the countries covered by the agreement. The Company does not have any offices or facilities in Moldova or Romania and intends to distribute the products through sub-distributors or other representatives.

Item 7.01 Regulation FD Disclosure

On March 20, 2020, the Company issued a press release covering the Moldova and Romania distribution agreements and a purchase order placed by the Company.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Distribution agreement dated March 19, 2020 between the Company and Co-Diagnostics Inc. for Moldova*
99.2	Distribution agreement dated March 19, 2020 between the Company and Co-Diagnostics Inc. for Romania*
99.3	Press release dated March 20, 2019

_____________

* Confidential information in this agreement has been omitted.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2020		PreCheck Health Services, Inc.

	By:	/s/ Justin E. Anderson
Justin E. Anderson
Chief Executive Officer

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